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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 14, 2004


                        AMERICAN COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                            To Be Assigned                  20 1541152
   -------                            --------------                  ----------
   (State or other jurisdiction      (Commission File              (IRS Employer
   of Incorporation)                     Number)             Identification No.)

                                 4424 Vogel Road
                            Evansville, Indiana 47715
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (812) 962-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8.  OTHER EVENTS
ITEM 8.01.  OTHER EVENTS

         On September 14, 2004, pursuant to an Agreement and Plan of Reorganization dated June 2, 2004 (the "Reorganization Agreement") among Bank of Evansville, N.A., a national bank organized under the laws of the United States (the "Bank"), American Community Bancorp, Inc., an Indiana corporation (the "Holding Company"), and Interim Bank of Evansville, an Indiana interim bank and a wholly-owned subsidiary of the Holding Company (the "Interim Bank"), approved by the shareholders of the Bank at a special meeting of the shareholders held on July 27, 2004, the Bank was merged with and into the Interim Bank (the "Merger"). Pursuant to the Reorganization Agreement, each of the outstanding shares of common stock, $5.00 par value, of the Bank was converted into the right to receive one (1) share of the common stock, no par value, of the Holding Company, except for shares of the Bank with respect to which dissenters rights are exercised. All shares of capital stock of the Holding Company outstanding immediately prior to the Merger were cancelled and upon the effectiveness of the Merger the Interim Bank changed its name to Bank of Evansville. As a result of the Merger, the Bank of Evansville has become a wholly-owned subsidiary of the Holding Company.

         As a result of the transaction described above, the Holding Company has succeeded to the registration of the Bank under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act"), pursuant to the provisions of Rule 12g-3(a) promulgated under the Act. The Bank was registered, and filed reports, under the Act with the Office of the Comptroller of the Currency (the "OCC") in accordance with Section 12(i)(2) of the Act. Such reports and other information filed by the Bank with the OCC may be viewed at the OCC public information room located at 250 E Street, S.W., Washington D.C. 20219, and requests can be sent via facsimile to 202-874-4448. The staff may be reached by calling 202-874-5043.

         This Form 8-K is being filed by the Holding Company as the initial report of the Holding Company to the Securities and Exchange Commission (the "Commission") and as notice that it is the successor issuer to the Bank and thereby subject to the information requirements of the Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the Commission.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS\

         (a)  Financial statements of business acquired - not applicable

         (b)  Pro forma financial information - not applicable

         (c)  Exhibits

                  Exhibit No.               Description
                  -----------               -----------

                      2                     Agreement and Plan of Reorganization
                                            dated as of



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                                            June 2, 2004 among Bank
                                            of Evansville, N.A., American
                                            Community Bancorp, Inc., and Interim
                                            Bank of Evansville

                    3.1 Articles of Incorporation of American Community Bancorp, Inc.

                    3.2                     Bylaws of American Community
                                            Bancorp, Inc.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AMERICAN COMMUNITY BANCORP, INC.


Date:  September 20, 2004              By: /s/ Thomas L. Austerman
                                           -------------------------------------
                                           Thomas L. Austerman
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Title
----------        --------------------------------------------------------------

2. Agreement and Plan of Reorganization dated as of June 2, 2004 among Bank of Evansville, N.A., American Community Bancorp, Inc., and Interim Bank of Evansville

3.1               Articles of Incorporation of American Community Bancorp, Inc.

3.2               Bylaws of American Community Bancorp, Inc.

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